PART C: OTHER INFORMATION

Item 23. Exhibits

a)

     1)   Amended and Restated Declaration of Trust
          Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

     2) Amendment to the Amended and Restated Declaration of Trust (designating Citizens 300 Fund and Citizens Investment Grade Bond
          Fund)
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

     3) Amendment to the Amended and Restated Declaration of Trust (designation of classes)
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

b)   Amended and Restated By-Laws
Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

c)   Not Applicable.

d)

     1) Amended and Restated Management Agreement with Citizens Advisers, Inc. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

     2) Sub-Investment Advisory Agreement with SSgA Funds Management, Inc. for Citizens Global Equity Fund
          Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

     3) Sub-Investment Advisory Agreement with SSgA Funds Management, Inc. for Citizens International Growth Fund
          Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

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e)   Amended and Restated Distribution Agreement with Citizens Securities, Inc.
Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

f)   Not applicable.

g)

     1)   Custody Agreement with Fifth Third Bank
          Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

     2) Letter Agreement Adding Citizens Value Fund to the Custodian Contract Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 26, 2001.

     3)   Amendment to Custody Agreement with Fifth Third Bank
          Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

     4) Letter Agreement Adding Citizens Balanced Fund and Citizens Ultra Short Bond Fund to the Custody Agreement
          Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

     5) Letter Agreement Adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Custody Agreement
          Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

h)

     1)   Administrative and Shareholder Services Agreement
          Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

     2)   Transfer Agency Agreement with BISYS
          Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

     3) Letter Agreement Adding Citizens Value Fund to the Transfer Agency Agreement
          Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 26, 2001.

     4)   Amendment to the Transfer Agency Agreement with BISYS
          Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

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     5)   Amendment to the Transfer Agency Agreement with BISYS
          Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

     6) Letter Agreement Adding Citizens Balanced Fund and Citizens Ultra Short Bond Fund to Transfer Agency Agreement filed herewith.

     7) Letter Agreement Adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Transfer Agency Agreement
          Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

     8)   Fund Accounting Agreement with BISYS
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on September 24, 2001.

     9)   Letter Agreement Adding Citizens Value Fund to Fund Accounting
          Agreement
          Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 26, 2001.

     10)  Amendment to the Fund Accounting Agreement with BISYS
          Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

     11) Letter Agreement Adding Citizens Balanced Fund and Citizens Ultra Short Bond Fund to the Fund Accounting Agreement
          Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

     12) Letter Agreement Adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Fund Accounting Agreement
          Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

i)   Form of Opinion and Consent of Bingham McCutchen LLP.
Opinions and Consents of Counsel as to the legality of the securities being registered Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999, Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 6, 2000, Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001 and Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886) as filed with the Securities and Exchange Commission on June 13, 2003.

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j)   Auditor's Consent. Filed herewith.

k)   Not Applicable

l)   Not Applicable

m)   Amended and Restated Distribution Plan
Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

n)   Rule 18f-3 Plan
Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.

p)

     1) Code of Ethics for series of Citizens Funds, Citizens Advisers, Inc. and Citizens Securities, Inc.
          Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

     2)   Code of Ethics for SSgA Funds Management, Inc.
          Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

q)   Powers of Attorney.
Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

     Item 24. Persons Controlled by or under Common Control with the Fund.

          . See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

          .    Citizens Funds is a Massachusetts business trust.

          . Citizens Advisers, Inc., the investment adviser to the Registrant, is a New Hampshire corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is a New Hampshire corporation.

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     Item 25. Indemnification.

     Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Amendment No. 52 to its Registration Statement on Form N-1A; (b) Section 7 of the Registrant's Distribution Agreement with Citizens Securities, Inc., filed herewith as an Exhibit to Amendment No. 58 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

     Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

     Item 26. Business and other Connections of Investment Adviser.

     Other businesses, professions, vocations, or employment of a substantial nature in which each director or officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

     Sophia Collier, Trustee and President, Citizens Funds
     Chair of Board and President, Citizens Advisers, Inc. (1991 to 1998 and since July, 2002)
     Chair of the Board of Directors and President, Northpoint Technology, Ltd.

     Candace R. Corvey, Vice President, University of New Hampshire

     John P. Dunfey, Chairman and Founder, The Dunfey Group
     Director President, Treasurer & Director, DA-TRIAD, Inc.
     Trustee and Governor, Dana-Farber Cancer Inst., Boston
     Chair, New England Circle, Inc.

     Jane E. Newman, Executive Dean, John F. Kennedy School of Government (since August 2000)
     Managing Director, The Commerce Group (January 1999 to August 2000)

     Sean P. Driscoll, Treasurer, Citizens Funds
     Senior Vice President, Citizens Advisers, Inc.

     Marcia S. Kovalik, Secretary, Citizens Funds
     Vice President and Secretary, Citizens Advisers, Inc.
     Associate, Boynton, Waldron, Doleac, Woodman & Scott, P.A. (September 1995 to February 2001)

     Item 27. Principal Underwriters

     (a)  Not applicable.

     (b) Sophia Collier, 230 Commerce Way, Portsmouth, NH, is the President of Citizens Funds' distributor, Citizens Securities, Inc.

          Candace Corvey, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

          John P. Dunfey, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

          Jane E. Newman, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

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          Sean P. Driscoll, 230 Commerce Way, Portsmouth, NH, is the Treasurer
          of Citizens Funds and a Senior Vice President of Citizens Securities, Inc.

          Marcia Kovalik, 230 Commerce Way, Portsmouth, NH, is the Secretary of Citizens Funds and the Secretary and Vice President of Citizens Securities, Inc.

     (c)  Not applicable.

     Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that Act are kept at Citizens Funds' Transfer and Dividend Distributing Agent, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012, and at Citizens Funds' Custodian, Fifth Third Bank, 38 Fountain Squire Plaza, Cincinatti, Ohio 45263.

     Item 29. Management Services

     Not applicable.

     Item 30. Undertakings

     Not applicable.

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                                  Exhibit Index

Exhibit Number                              Description
--------------    --------------------------------------------------------------
(h)(6)            Letter Agreement adding Citizens Balanced Fund and Citizens
                  Ultra Short Bond Fund to the Transfer Agency Agreement

(j)               Auditor's Consent